Supplemental Agreement No. 21

to

Purchase Agreement No. 2191

between

The Boeing Company

and

COPA Holdings, S.A., Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 21 (“Supplemental Agreement 21”) is entered into as of May 28, 2010 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998, (as amended and supplemented and together with all exhibits, schedules and letter agreements pertaining thereto, the “Purchase Agreement”) relating to Boeing Model 737-7V3 and 737-8V3 aircraft (collectively, the “Aircraft” and each an “Aircraft”);

WHEREAS, Customer has exercised one (1) [***] Option Aircraft and one (1)  [***] Option Aircraft; and

[***]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.           The one (1) [***] and one (1) [***] Aircraft that Customer has exercised will deliver one (1) [***] with serial number [***] and one (1) in [***]with serial number [***].

2.           Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

3.           The “Table of Contents” of the Purchase Agreement is revised to reflect the changes made by this Supplemental Agreement 21 and to delete Restricted Letter Agreement “6-1162-LAJ-982R8 . . . .Special Matters . . . .SA-20” from the Table of Contents since it was not included in SA-20.  A copy of the revised Table of Contents is attached hereto.

4.           The following changes are made to the Aircraft Delivery, Description, Price and Advance Payments Tables to incorporate the [***].

4.1.       Tables 1-6, 1-9 and 1-10B are revised to change the features price and SPE price as discussed in paragraph 4 above.  Tables 1-6, 1-9 and 1-10B as revised in accordance with this paragraph 4 are attached hereto.

PA No. 2191	Page 1	SA No. 21
May 2010

4.2.       Table 1-8 is revised to change the features price and SPE price as discussed in paragraph 4 above for the August 2011 Aircraft only.  Table 1-8, as revised, is attached hereto.

4.3.       Table 1-10A is revised to create two Tables.  Table 1-10A(1) lists only the [***] Aircraft which continue to have the features from Exhibit A-3.  Table 1-10A(2) lists the remainder of the Aircraft from Table 1-10A and includes the revised features pricing and SPE estimate as discussed in paragraph 4 above.  Table 1-10A(1) and Table 1-10A(2) are attached hereto.

4.4.       Table 1-12, attached hereto, provides the pricing information for the exercised [***] Aircraft.

5.           Exhibit A-4 entitled “Aircraft Configuration for Customer’s 737-8V3 Aircraft with Deliveries [***]”, attached hereto, provides the features for Aircraft with deliveries [***] including the [***].  These changes will be included in Customer’s Detail Specification number [***].

6.           Supplemental Agreement BFE1, Buyer Furnished Equipment Variables, paragraph 2 is revised as stated below to add the preliminary on-dock dates for the [***] Aircraft.  Preliminary On dock Dates for the [***] Aircraft are found in Supplemental Agreement 18.

[***]
Aircraft
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.           [***]

8.           Letter Agreement 6-RLL-3958R2, Table 11 entitled “Option Aircraft Delivery, Description, Price and Advance Payments”, is revised to [***].  The revised Table 11 dated May 2010 is attached hereto

9.           [***]

10.         [***]

PA No. 2191	Page 2	SA No. 21
May 2010

11.         At signing of this Supplemental Agreement ___________________is due.

The Purchase Agreement will be deemed to be supplemented and revised to the extent herein provided as of the date hereof and as so supplemented and revised will continue in full force and effect.

Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

THE BOEING COMPANY		COPA HOLDINGS, S.A.

By:	/s/ Kathie Weibel	By:	/s/ Pedro Heilbron

Its:	Attorney-In-Fact	Its:	Chief Executive Officer

PA No. 2191	Page 3	SA No. 21
May 2010

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description	SA 3

2.	Delivery Schedule

3.	Price

4.	Payment	SA 3

5.	Miscellaneous

TABLE

1-1	Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2	Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3	Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4	Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-7	Aircraft Information Table for Model 737-8V3 Aircraft Option Aircraft	SA 13
1-8	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-9	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(1)	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10A(2)	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-10B	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21
1-11	Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 21
1-12	Aircraft Information Table for Model 737-8V3 Aircraft	SA 21

EXHIBIT

A-1	Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2	Aircraft Configuration for Model 737-8V3 Aircraft	SA 3
A-3	Aircraft Configuration for Model 737-8V3 Aircraft	SA 18
A-4	Aircraft Configuration for Model 737-8V3 Aircraft	SA 21
[***]

B.	Aircraft Delivery Requirements and Responsibilities	SA 3

PA No. 2191	i	SA No. 21
May 2010

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA 10

BFE1.	BFE Variables	SA 21

CS1.	Customer Support Variables	SA 3

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	Escalation Sharing
2191-03	Seller Purchased Equipment
2191-03R1	Seller Purchased Equipment	SA-20

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123	[***]
6-1162-DAN-0124	Special Matters
6-1162-DAN-0155	Airframe Escalation Revision
6-1162-DAN-0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Matters	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	[***]	SA 9
6-1162-LAJ-982R4	Special Matters	SA 13
6-1162-RLL-3958	737-8V3 Option Aircraft	SA 13
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-RLL-3958R2	737-8V3 Option Aircraft	SA 21
6-1162-LAJ-982R5	Special Matters	SA 16
6-1162-LAJ-982R6	Special Matters	SA 17
6-1162-LAJ-982R7	Special Matters	SA 18
6-1162-LAJ-982R8	Special Matters	SA 20
6-1162-RLL-4092	Advance Payment Matters for Aircraft Listed in Table 1-9	SA 17

PA No. 2191	ii	SA No. 21
May 2010

6-1162-KSW-6417	Boeing Offer Related to New Interior	SA 18
6-1162-KSW-6419	[***]	SA 20
6-1162-KSW-6471	[***]
	[***]	SA 21
LA-1000842	Installation of Cabin Systems Equipment	SA 21

PA No. 2191	iii	SA No. 21
May 2010

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30, 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April 23, 2007
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February 21, 2008
Supplemental Agreement No. 16	June 30, 2008
Supplemental Agreement No. 17	December 15, 2008
Supplemental Agreement No. 18	July 15, 2009
Supplemental Agreement No. 19	August 31, 2009
Supplemental Agreement No. 20	November 19, 2009

PA No. 2191	iv	SA No. 21
May 2010

Table 1-6
Aircraft Delivery, Description, Price and Advance Payments
(BSI Interior)

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]	[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:	[***]
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE) Estimate:		[***]

Refundable Deposit/Aircraft at Proposal Accept:		[***]

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Escalation Number of	Factor	Serial		Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number		Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	4

COP-54041-1F.TXT		May 2010
PA No. 2191 SA-21	Boeing Proprietary	Page 1

Table 1-8
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	see PA 2191
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price*:	see note below	[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]	[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:	[***]
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE) Estimate:		[***]

Refundable Deposit/Aircraft at Proposal Accept:		[***]

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Serial		Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number		Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	2
[***]
[***]

COP-48720/54023-1F.TXT		May 2010
PA No. 2191 SA-21	Boeing Proprietary	Page 1

Table 1-9
Aircraft Delivery, Description, Price and Advance Payments
(BSI Interior)

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]	[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:	[***]
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE) Estimate:		[***]

Refundable Deposit/Aircraft at Proposal Accept:		[***]

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Serial		Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number		Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	2

COP-54023-1F.TXT		May 2010
PA No. 2191 SA-21	Boeing Proprietary	Page 1

Table 1-10A(1)
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE) Estimate:		[***]
Refundable Deposit/Aircraft at Proposal Accept:		[***]

Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Serial		Escalation Estimate Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number	Escalation	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	2
[***]
[***]
[***]

COP PA 2191 SA-20		11/25/09
51647, 52612	Boeing Proprietary	Page 1

Table 1-10A(2)
Aircraft Delivery, Description, Price and Advance Payments (BSI/Winglets)

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]

Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		$0

Seller Purchased Equipment (SPE) Estimate:		[***]

Refundable Deposit/Aircraft at Proposal Accept:		[***]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Fixed	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Number	Escalation	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	10
[***]
[***]

COP- 54019-1F.TXT		May 2010
PA No. 2191 SA-21	Boeing Proprietary	Page 1

Table 1-10B
Aircraft Delivery, Description, Price and Advance Payments
(BSI Interior)

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]

Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		$0

Seller Purchased Equipment (SPE) Estimate:		[***]

Option Deposit Paid		[***]

					Escalation	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to
					Estimate	Delivery):
	Number	Escalation			Adv Payment	[***]	[***]	[***]	[***]
Delivery	of	Factor	Serial		Base
Date	Aircraft	(Airframe)	Number	Escalation*	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:	3
[***]
[***]

COP- 54019-1F.TXT		May 2010
PA No. 2191 SA-21	Boeing Proprietary	Page 1

Table 1-12
Aircraft Delivery, Description, Price and Advance Payments
(BSI Interior)

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE) Estimate:		[***]
Option Deposit		[***]

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Serial		Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Numbers		Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]

COP- 54019-1F.TXT		May 2010
PA No. 2191 SA-21	Boeing Proprietary	Page 1

Table 1-11
Aircraft Delivery, Description, Price and Advance Payments
(BSI Interior)

Airframe Model/MTOW:	737-800	[***]	Detail Specification:	[***]

Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		$0

Seller Purchased Equipment (SPE) Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor			Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)			Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

COP- 54019-1F.TXT		May 2010
PA No. 2191 SA-21	Boeing Proprietary	Page 1

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

AIRCRAFT CONFIGURATION FOR AIRCRAFT
WITH DELIEVERIES [***]

Between

THE BOEING COMPANY

And

COPA HOLDINGS, S.A., INC.

Exhibit A-4 to Purchase Agreement Number 2191

PA No. 2191 SA-21	A-4
BOEING PROPRIETARY

Exhibit A-4 to
Purchase Agreement No. 2191

AIRCRAFT CONFIGUARTION
WITH DELIEVERIES BEGINNING IN 2011

Dated May 2010

relating to

BOEING MODEL 737-8V3 AIRCRAFT

Exhibit A-4 provides the Options for Customer’s Aircraft [***].  These Aircraft will have the [***].  The Detail Specification will be [***].  Such Detail Specification will incorporate the Options listed below, including the [***].  The aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.  Exhibit A-4 is [***] used in the pricing Tables.

PA No. 2191 SA-21	A-4
BOEING PROPRIETARY

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-06
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]
Price
CR	Title	Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

May 2010
PA No. 2190	BOEING PROPRIETARY	Page 1

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-06
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

May 2010
PA No. 2190	BOEING PROPRIETARY	Page 2

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-06
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

May 2010
PA No. 2190	BOEING PROPRIETARY	Page 3

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-06
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

May 2010
PA No. 2190	BOEING PROPRIETARY	Page 4

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-06
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

May 2010
PA No. 2190	BOEING PROPRIETARY	Page 5

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-06
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

May 2010
PA No. 2190	BOEING PROPRIETARY	Page 6

11-COP38W0003-06_0511010172	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-06
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

May 2010
PA No. 2190	BOEING PROPRIETARY	Page 7

COP38W0003-07_051110101813.XLS	BOEING PROPRIETARY

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800`
Base Date:	[***]
Qty of A/C:	[***]

[***]
Price
CR	Title	Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

12-COP38W0003-07_05110101813XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

12-COP38W0003-07_05110101813XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

12-COP38W0003-07_05110101813XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

CONFIDENTIAL
12-COP38W0003-07_05110101813XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

12-COP38W0003-07_05110101813XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

12-COP38W0003-07_05110101813XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

12-COP38W0003-07_05110101813XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-07
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	May 2010

COP38W0003-08_051110095538.XLS	BOEING PROPRIETARY

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-08
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]
Price
CR	Title	Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191	Page 1	SA No. 7

13-COP38W0003-08_05110095538.3XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-08
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

13-COP38W0003-08_05110095538.3XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-08
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

13-COP38W0003-08_05110095538.3XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-08
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

13-COP38W0003-08_05110095538.3XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-08
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

13-COP38W0003-08_05110095538.3XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-08
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

13-COP38W0003-08_05110095538.3XLS	BOEING PROPRIETARY	4/11/2011

Exhibit A To
Boeing Purchase Agreement

Customer Log:	COP38W0003-08
Customer:	COP – COPA Airlines
Model:	737-800
Base Date:	[***]
Qty of A/C:	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

Attachment to Letter Agreement
No. 6-1162-KSW-6471
[***]

MODEL 737-8V3 WITH [***] PERFORMANCE GUARANTEES

FOR COPA (COPA HOLDINGS, S.A. INC.)

SECTION          CONTENTS
1	[***]

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

Attachment to Letter Agreement
No. 6-1162-KSW-6471
[***]

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-8V3 Aircraft with [***] and equipped [***]

2	FLIGHT PERFORMANCE

Cruise Range

The still air range at an initial cruise altitude of [***] feet on a standard day at [***] Mach number, starting at a gross weight of [***] pounds and consuming [***] pounds of fuel, and using not more than maximum cruise thrust (except maximum climb thrust may be used during a step climb) and using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***]
TOLERANCE:	[***]
GUARANTEE:	[***]

Conditions and operating rules:

A step climb or multiple step climbs of [***] feet altitude may be used when beneficial to minimize fuel burn.

3	MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed [***]

4	AIRCRAFT CONFIGURATION

4.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in [***] Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

Attachment to Letter Agreement
No. 6-1162-KSW-6471
CFM-56-7B26 Engines

4.2	The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

[***]

[***]

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on [***] altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, [***]

5.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The cruise range guarantee includes [***] Normal operation of the air conditioning system shall be defined [***] This operation allows a maximum cabin pressure differential of [***]

5.5	The cruise range guarantee is based on [***]

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

Attachment to Letter Agreement
No. 6-1162-KSW-6471
CFM56-7B26 Engines

5.6	Performance, where applicable, is based on [***]

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on [***]

6.2	Compliance with the cruise range guarantee shall be established by [***]

6.3	Compliance with the Manufacturer's Empty Weight guarantee shall be based on [***]

6.4
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.5	Compliance shall be based on [***]

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

PA No. 2191 SA-21	BOEING PROPRIETARY	SS10-0226
AERO-B-BBA4-M10-0377

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

LA-1000842
COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 390
Panama 1, Paname

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. 2191 (Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A (Customer) relating to Model 737-8V3 Aircraft [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install [***]

[***]

1.           Responsibilities.

1.1         Customer will:

1.1.1	[***]

1.1.2	[***]

1.1.3	[***]

[***]	[***]

1.1.4           [***]

1.1.5           negotiate and obtain [***]

1.1.6           provide [***]to Boeing by a mutually selected date (complete);

1.1.7           negotiate and obtain [***] and

1.1.8           include in Customer’s contract with [***]

1.1.9           The word “complete” after a subparagraph above denotes that Customer has completed its obligations under that subparagraph.

1.2         Boeing will:

1.2.1           [***]

1.2.2           [***]

1.2.3           [***]

1.2.4           negotiate[***] and enter into contracts with[***]

1.2.5           coordinate the [***]

1.2.6           ensure that [***]

1.2.7           obtain [***]

2.	Software.

[***]

2.1           [***]

2.2           [***]

2.2.1           Customer is solely responsible for [***] Boeing will [***]

2.2.2           [***]

2.2.3           Boeing has no obligation to approve [***] Boeing will only review and operate [***]

2.2.4           [***]

PA No. 2191	1	SA No. 7

COPA HOLDINGS, S.A.,INC.
LA-1 000842

3.	Changes.

3.1           After Boeing and [***] Any Customer request for changes to [***]

3.2           Boeing and Customer recognize that[***] If within [***]  days after such notification Customer and Boeing through negotiations [***]

3.3           [***]

3.4           [***]

4.	[***]

Boeing shall notify Customer in [***] in the event of a default [***]  Within fifteen [***]of Customer’s receipt of such notification, Boeing and Customer shall [***] If Boeing and Customer are [***]

5.	[***]

[***]

6.	[***]

If Customer does not comply with any of its obligations set forth herein, [***]

6.1           [***]

6.2           [***]

6.3           [***]

7.	[***]

7.1           [***]

7.2           [***]

8.	[***]

Customer will indemnify and hold harmless Boeing from and against [***]

9.	[***]

Title and risk of loss of [***] equipment will remain with [***] until [***]

May 2010
PA 2190 SA-21	2

COPA HOLDINGS, S.A.,INC.
LA-1 000842

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

May 2010
PA 2190 SA-21	3

COPA HOLDINGS, S.A.,INC.
LA-1 000842

Very truly yours,

THE BOEING COMPANY

By	/s/ Kathie Weibel

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May , 2010

COPA (COPA HOLDINGS, S.A., INC.

By	/s/ Pedro Heilbron

Its	Chief Executive Officer

May 2010
PA 2190 SA-21	4

COPA HOLDINGS, S.A.,INC.
LA-1 000842

Attachment A
[***]

The following Customer accepted Options describe(s) the items of [***]

Option Request Number and Title

1.           [***]

2.           [***]

3.           [***]

4.           [***]

May 2010
PA 2190 SA-21	5

COPA HOLDINGS, S.A.,INC.
LA-1 000842

Attachment B
[***]

This Attachment B describes [***]

1.	[***]

Boeing will perform [***]Boeing will have authority to [***]

(i)	Managing [***]

(ii)	Evaluating and approving [***]

(iii)	Defining [***]

(iv)	Scheduling and conducting [***]

(v)	Scheduling and conducting [***]

(vi)	Monitoring [***]

(vii)	Evaluating and approving [***]

(viii)	Leading the development of [***]

(ix)	Managing [***]

2.	[***]

Boeing’s performance as[***] will include [***]Boeing will perform the [***]

(x)	As required, assist [***] approve such [***] and develop [***]

(xi)	Coordinate Boeing, Customer and Supplier teams to ensure [***] and

(xii)	Organize and conduct [***] with Customer and [***] to review [***]

3.	[***]

(xiii)	Boeing will coordinate [***]

May 2010
PA 2190 SA-21	6

COPA HOLDINGS, S.A.,INC.
LA-1 000842

(xiv)	The [***] will be required to [***]

(xv)	The [***] will assist [***]

May 2010
PA 2190 SA-21	7